PROFUNDS

Government Money Market ProFund (the “Fund”)

Supplement dated July 3, 2018

to the Fund’s Summary Prospectus, Statutory Prospectus

and Statement of Additional Information

dated May 1, 2018, each as may be supplemented or amended

Deutsche Investment Management Americas Inc., the manager of the master portfolio in which the Fund invests, is now known as DWS Investment Management Americas, Inc. In addition, the “Deutsche funds” are now known as the “DWS funds.”

Please retain this Supplement for future reference.